UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuantto Section 13 OR 15(d) of the Securities Exchange Act of 1934
             Date of Report (Date of earliest reported) June 18, 04

                         American Utilicraft Corporation
                         -------------------------------
             (Exact name of registrant as specified in its chapter)

    Delaware                        333-57552                    54-1577735
----------------------------       ------------              -------------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation              File Number)              Identification No.)




           554 Briscoe Blvd
        Lawrenceville, Georgia                                       30045
----------------------------------------                     -------------------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (678) 376-0898
Not Applicable
--------------

(Former name or former address, if changed since last report)

Item 5. Other Events

         On June 8, 2004, the Company filed form 8-K/A reflecting a 2-for-1 forward split of the Company's outstanding shares. The stock split was previously anticipated to go into effect at the close of trading on Friday June 18, 2004.

         The Company is unable to comply with the previously planned schedule and requires additional time to assist its transfer agent with the 2 for 1 split.

         As a result the 2-for-1 split of the Company's outstanding shares will now go into effect at the close of trading on Friday June 28, 2004.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                         American Utilicraft Corporation

                     Date: June 18, 2004

                     By: /s/ John J. Dupont
                     -------------------------------------
                     John J. Dupont
                     President and Chief Executive Officer